UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 9, 2026

LOOP INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-38301	27-2094706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Fernand-Poitras
Terrebonne, Quebec, Canada, J6Y 1Y4
(Address of principal executive offices, including zip code)

(450) 951-8555
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	LOOP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 9, 2026, Loop Industries, Inc., a Nevada corporation (the “Company”), received a written notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”), notifying the Company that it is not in compliance with the minimum Market Value of Publicly Held Shares (“MVPHS”) requirement for continued listing on The Nasdaq Global Market. Specifically, the Notice stated that the Company’s MVPHS had been below $15 million for the last 30 consecutive business days from September 28, 2026 to November 6, 2026, and that the Company is therefore not in compliance with Nasdaq Listing Rule 5450(b)(2)(C).

In accordance with Nasdaq Listing Rule 5810(c)(3)(D), the Company has a period of 180 calendar days, or until May 10, 2027, to regain compliance with the MVPHS requirement. To regain compliance, the Company’s MVPHS must close at or above $15 million for a minimum of ten consecutive business days, or such longer period as Nasdaq may require, generally not to exceed twenty consecutive business days, during this 180-day compliance period. If the Company does not regain compliance with the MVPHS requirement by May 10, 2027, Nasdaq will provide a written notice to the Company that its securities are subject to delisting.  Alternatively, the Company may consider applying for a transfer to The Nasdaq Capital Market, provided that it meets The Nasdaq Capital Market’s continued listing requirements.

The Notice has no immediate effect on the listing or trading of the Company’s common stock on The Nasdaq Global Market. The Company’s common stock will continue to trade under the symbol “LOOP”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOOP INDUSTRIES, INC.

Date: November 13, 2026	By:	/s/ Spencer Hart
Spencer Hart
Chief Financial Officer and Director